UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

IBEX Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-38442	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Pennsylvania Avenue NW, Suite 825
Washington, District of Columbia 20006
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 289-9898

Crawford House, 50 Cedar Avenue
Hamilton HM11, Bermuda

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common shares	IBEX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2023, the Board of Directors of IBEX Limited (the “Company”) appointed Mr. Michael Darwal, age 39, to serve as the Company’s Interim Chief Financial Officer. In that role, Mr. Darwal will serve as the Company’s principal financial and accounting officer. Mr. Darwal has served as the Company’s Deputy Chief Financial Officer, Executive Vice President, Investor Relations since September 2022, previously serving as the Company’s Chief Digital Officer since July 2017, and Chief Marketing Officer for the Company’s subsidiary, ibex Digital, since October 2013. Prior to his roles at the Company, Mr. Darwal was the General Manager and Vice President at Ampush, a leading growth marketing and digital strategy company.  Mr. Darwal spent a decade working in finance, marketing, and operations for Del Monte Foods and Sundia TrueFruit in the consumer packaged goods industry. Mr. Darwal holds a B.S. degree in Accounting and Information Systems from The Ohio State University.

There are no arrangements between Mr. Darwal and any other persons pursuant to which he was appointed to serve as the Company’s Interim Chief Financial Officer.  There are no family relationships between Mr. Darwal and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Darwal succeeds Mr. Karl Gabel who retired as the Company’s Chief Financial Officer on June 30, 2023.  Mr. Darwal will no longer serve as the Company’s Deputy Chief Financial Officer, but will continue to serve as Executive Vice President, Investor Relations of the Company.

Mr. Darwal will not receive any amended or additional compensation in connection with his appointment as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBEX LIMITED
(Registrant)

Date: July 5, 2023	/s/ Robert Dechant
(Signature)
	Name:	Robert Dechant
	Title:	Chief Executive Officer